UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 12, 2021

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3801 South Oliver Wichita, Kansas	67210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On November 12, 2021, the board of directors (the “Board”) of Spirit AeroSystems Holdings, Inc. (“Holdings” or the “Company”) approved an increase in the size of the Board from ten (10) to twelve (12) directors and appointed William A. Fitzgerald and Patrick M. Shanahan to the Board, effective as of November 12, 2021.

Mr. Fitzgerald has been named a member of the Audit Committee and Corporate Governance and Nominating Committee of the Board. Mr. Shanahan has been named a member of the Audit Committee and Compensation Committee of the Board.

Messrs. Fitzgerald and Shanahan will each receive a pro rata cash retainer and equity award under the current 2021-2022 non-employee director compensation program. Messrs. Fitzgerald and Shanahan are expected to enter into the Company’s standard form indemnification agreement for directors.

There are no arrangements or understandings between either Mr. Fitzgerald or Mr. Shanahan and any other person pursuant to which either of them was selected as a director of the Company. There are no transactions in which either Mr. Fitzgerald or Mr. Shanahan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On November 12, 2021, Holdings issued a press release announcing the director appointments. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 of Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 12, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Dated: November 12, 2021	By:	/s/ Mindy McPheeters
Mindy McPheeters
Senior Vice President, General Counsel and Corporate Secretary